Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Relations Contact: Dave Spille VP, Investor Relations Deltek, Inc. 703.885.9423 davespille@deltek.com	Media Relations Contact: Warren Brown VP, Strategic Communications Deltek, Inc. 703.885.9746 warrenbrown@deltek.com

DELTEK REPORTS THIRD QUARTER 2008 FINANCIAL RESULTS

Q3 Net Income Increases 38% to $8.0 million

HERNDON, Va. – November 6, 2008 – Deltek, Inc. (Nasdaq: PROJ), the leading provider of enterprise applications software for project-focused businesses, today announced financial results for its third quarter ended September 30, 2008.

Total revenue for the third quarter of 2008 was $71.0 million, an increase of 1% from the prior year period. License revenue for Q3 was $18.5 million, a decrease of 13% from the prior year period, while consulting services revenue increased 1% to $23.1 million, and maintenance and support revenue increased 12% to $29.3 million.

GAAP net income for the third quarter of 2008 increased 38% to $8.0 million, or $0.18 per diluted share, compared to $5.8 million, or $0.14 per diluted share, in the third quarter of 2007.

Non-GAAP net income for the third quarter of 2008 increased 35% to $10.2 million, or $0.23 per diluted share, compared to $7.6 million, or $0.19 per diluted share, in the third quarter of 2007. Non-GAAP net income excludes the net-of-tax impact of stock-based compensation, retention payments associated with the Company’s 2005 recapitalization, amortization of acquired intangible assets and restructuring charges. A reconciliation of GAAP to non-GAAP financial measures is provided in the tables at the end of this press release.

“While the escalating financial crisis resulted in delayed purchasing decisions from a number of our A&E customers, we continued to achieve strong results in our government contracting sector,” said Kevin Parker, president and CEO of Deltek. “In an extraordinarily challenging environment, we achieved double-digit license revenue growth from our government contracting customers, added over 100 new customers, improved service margins, delivered strong operating cash flows and maintained a healthy balance sheet.”

Additional Q3 Highlights

•	Q3 operating cash flow was $13 million, compared to negative $1 million in the prior year period, resulting in a cash balance of $28 million at September 30, 2008.

•	As a result of recently implemented international tax planning initiatives, along with other income tax credits, deductions and adjustments, we realized $2.5 million of tax savings in Q3.

•

During Q3, Deltek announced the acquisition of the MPM solution and all related assets for $16 million. MPM is an earned value management (EVM) software application used by government contractors and agencies, including 8 of the top 10 aerospace and defense contractors, to meet the complex compliance requirements of the U.S. Federal Government. With the addition of MPM, Deltek extends its leadership position as the largest and most comprehensive provider of earned value management applications in the industry and expands the earned value product options for Deltek customers.

•

Deltek announced the general availability of GCS Premier Version 5.0, which delivers significant enhancements to the industry’s leading project accounting solution for small- to medium-sized government contractors. GCS Premier also delivers a new user interface and role-based navigation improving efficiency and compliance. In addition, the new Premier Billing feature provides pre-built and customizable templates making invoicing faster and easier.

•

Deltek recently announced the latest release of GovWin, the only comprehensive business development and capture software solution designed specifically for government contractors. With this release, GovWin manages the complete procurement cycle, from opportunity identification and management, to contract award, contract data management and closeout. The release also allows users to effectively manage and quickly search all procurement documents throughout the project lifecycle.

Conference Call Information

Deltek will host a conference call at 5:00 p.m. Eastern Time today to discuss the Company’s third quarter results. To access this call, dial 1-877-381-6419 in North America and 1-706-643-9496 outside North America. The conference call also will be available via webcast at http://investor.deltek.com. Those unable to participate in the live call may hear a rebroadcast by dialing 1-800-642-1687 in North America and 1-706-645-9291 outside North America. The confirmation number is 68882972. The rebroadcast and the webcast will be available for replay through November 13, 2008.

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About Deltek

Deltek (NASDAQ: PROJ) is the leading provider of enterprise applications software designed specifically for project-focused businesses. For more than two decades, our software applications have enabled organizations to automate mission-critical business processes around the engagement, execution and delivery of projects. More than 12,000 customers worldwide rely on Deltek to measure business results, optimize performance, streamline operations and win new business. For more information, visit www.deltek.com.

Use of Non-GAAP Financial Measures

This press release and the related conference call described above contain certain non-GAAP financial measures, including non-GAAP net income, non-GAAP operating income and adjusted EBITDA. The Company defines non-GAAP net income as GAAP net income before the net-of-tax impact of stock-based compensation, retention payments associated with the Company’s 2005 recapitalization, amortization of acquired intangible assets, New Mountain Capital fees and restructuring charges. Non-GAAP operating income is defined as GAAP operating income before the pre-tax impact of stock-based compensation, retention payments associated with the Company’s 2005 recapitalization, amortization of acquired intangible assets, New Mountain Capital fees and restructuring charges. Adjusted EBITDA is defined as GAAP net income before interest expenses (net of interest income), provision for income taxes, depreciation, amortization, stock-based compensation, retention payments associated with the Company’s 2005 recapitalization, New Mountain Capital fees and restructuring charges.

The Company believes that the presentation of these non-GAAP financial measures provides useful information to its investors and lenders because these measures enhance their overall understanding of the Company’s financial performance and the prospects for the future of the Company’s ongoing business operations. The Company believes that by reporting these measures, it provides insight and consistency in its financial reporting and presents a basis for comparison of its business operations between current, past and future periods. In addition, the measures provide a basis for the Company to compare its financial results to those of other comparable publicly traded companies and are used by its management team to plan and forecast its business.

Adjusted EBITDA is also used as the basis for the Company’s calculations to determine compliance with its debt covenants and to assess its ability to borrow additional funds to finance or expand its operations.

Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance which are prepared in accordance with U.S. GAAP and may be different from non-GAAP financial measures used by other companies. Investors are encouraged to review the reconciliations of our GAAP to non-GAAP net income and adjusted EBITDA, which are set forth below.

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Forward-Looking Statements

This press release and related conference call contain forward-looking statements that involve substantial risks and uncertainties. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “should,” “will,” “would” or similar words. You should consider these statements carefully because they discuss our plans, targets, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There will be events in the future, however, that we are not able to predict accurately or control. Our actual results may differ materially from the expectations we describe in our forward-looking statements. Factors or events that could cause our actual results to materially differ may emerge from time to time, and it is not possible for us to accurately predict all of them. Before you invest in our common stock, you should be aware that the occurrence of any such event or of any of the additional events described as risk factors in the Company’s filings with the Securities and Exchange Commission could have a material adverse effect on our business, results of operation and financial position. Any forward-looking statement made by us in this press release or related conference call speaks only as of the date on which we make it. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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DELTEK, INC.

CONSOLIDATED BALANCE SHEETS

(in thousands, except share data)

(unaudited)

	September 30	December 31
	2008	2007
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$28,160	$17,091
Accounts receivable, net of allowance of $2,564 and $2,866 at September 30, 2008 and December 31, 2007, respectively	47,803	55,663
Deferred income taxes	4,798	5,027
Prepaid expenses and other current assets	5,477	7,104
Income taxes receivable	2,432	—

TOTAL CURRENT ASSETS	88,670	84,885

PROPERTY AND EQUIPMENT, NET	14,946	13,575
CAPITALIZED SOFTWARE DEVELOPMENT COSTS, NET	1,685	2,399
LONG-TERM DEFERRED INCOME TAXES	3,918	354
INTANGIBLE ASSETS, NET	18,828	13,132
GOODWILL	57,405	50,082
OTHER ASSETS	2,540	3,253

TOTAL ASSETS	$187,992	$167,680

LIABILITIES AND STOCKHOLDERS’ DEFICIT
CURRENT LIABILITIES:
Current portion of long-term debt	$1,991	$498
Accounts payable and accrued expenses	29,868	33,310
Accrued liability for redemption of stock in recapitalization	569	569
Deferred revenues	22,083	22,046
Income taxes payable	—	729

TOTAL CURRENT LIABILITIES	54,511	57,152

LONG-TERM DEBT	191,322	192,815
OTHER TAX LIABILITIES	925	551
OTHER LONG-TERM LIABILITIES	3,070	3,350

TOTAL LIABILITIES	249,828	253,868

STOCKHOLDERS’ DEFICIT:
Preferred stock, $0.001 par value—authorized, 5,000,000 shares; none issued or outstanding at September 30, 2008 or December 31, 2007	—	—
Common stock, $0.001 par value—authorized, 200,000,000 shares; issued and outstanding, 43,175,196 and 43,046,523 shares at September 30, 2008 and December 31, 2007, respectively	43	43
Class A common stock, $0.001 par value—authorized, 100 shares; issued and outstanding, 100 shares at September 30, 2008 and December 31, 2007	—	—
Additional paid-in capital	174,699	167,527
Accumulated deficit	(235,955)	(253,424)
Accumulated other comprehensive deficit	(623)	(334)

TOTAL STOCKHOLDERS’ DEFICIT	(61,836)	(86,188)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$187,992	$167,680

DELTEK, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
REVENUES:
Software license fees	$18,508	$21,350	$57,647	$59,999
Consulting services	23,060	22,776	69,650	61,046
Maintenance and support services	29,324	26,088	85,675	75,463
Other revenues	58	190	4,697	4,719

Total revenues	70,950	70,404	217,669	201,227

COST OF REVENUES:
Cost of software license fees	1,672	1,773	4,939	6,003
Cost of consulting services	18,277	19,347	57,632	52,763
Cost of maintenance and support services	5,438	4,428	15,864	12,177
Cost of other revenues	39	175	5,146	5,187

Total cost of revenues	25,426	25,723	83,581	76,130

GROSS PROFIT	45,524	44,681	134,088	125,097

Research and development	11,761	10,960	34,710	31,653
Sales and marketing	13,637	11,604	39,353	32,201
General and administrative	8,753	7,381	24,693	21,724
Restructuring (benefit) charge	(61)	—	991	—

Total operating expenses	34,090	29,945	99,747	85,578

INCOME FROM OPERATIONS	11,434	14,736	34,341	39,519
Interest income	168	32	618	200
Interest expense	(2,454)	(4,740)	(8,408)	(13,973)
Other (expense) income, net	(60)	(30)	(261)	5

INCOME BEFORE INCOME TAXES	9,088	9,998	26,290	25,751
Income tax expense	1,063	4,174	8,821	10,357

NET INCOME	$8,025	$5,824	$17,469	$15,394

EARNINGS PER SHARE
Basic	$0.19	$0.15	$0.41	$0.39

Diluted	$0.18	$0.14	$0.39	$0.37

COMMON SHARES AND EQUIVALENTS OUTSTANDING
Basic weighted average shares	43,135	39,450	43,099	39,433

Diluted weighted average shares	44,154	41,102	44,347	41,054

DELTEK, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Nine Months Ended September 30,
	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$17,469	$15,394
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for doubtful accounts	1,000	1,251
Depreciation and amortization	7,143	6,959
Amortization of debt issuance costs	595	657
Write down of acquired in process research and development	290	—
Stock-based compensation expense	5,925	3,876
Employee stock purchase plan expense	234	—
Restructuring charge, net	63	—
Loss on disposal of fixed assets	346	214
Deferred income taxes	(2,454)	(1,624)

Change in assets and liabilities:
Accounts receivable, net	6,907	(5,259)
Prepaid expenses and other assets	1,555	(1,265)
Accounts payable and accrued expenses	(2,638)	(946)
Income taxes payable/receivable	(3,094)	(1,577)
Excess tax benefit from stock option exercises	(71)	—
Other tax liabilities	374	22
Other long-term liabilities	(456)	(817)
Deferred revenues	(166)	(4,760)

Net Cash Provided by Operating Activities	33,022	12,125

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions, net of cash acquired	(17,424)	(5,947)
Purchase of property and equipment	(5,000)	(6,004)
Capitalized software development costs	(260)	(412)

Net Cash Used in Investing Activities	(22,684)	(12,363)

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of common stock	—	87
Proceeds from exercise of stock options	230	—
Excess tax benefit from stock option exercises	71	—
Proceeds from issuance of stock under employee stock purchase plan	712	—
Offering costs paid for 2007 sale of common stock in initial public offering	(275)	(2,802)
Redemption of stock and stockholder payments in recapitalization	—	(4,780)
Proceeds from the issuance of debt	—	20,000
Repayment of debt	—	(14,612)

Net Cash Provided by (Used in) Financing Activities	738	(2,107)

IMPACT OF FOREIGN EXCHANGE RATES ON CASH AND CASH EQUIVALENTS	(7)	84

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	11,069	(2,261)
CASH AND CASH EQUIVALENTS—Beginning of period	17,091	6,667

CASH AND CASH EQUIVALENTS—End of period	$28,160	$4,406

DELTEK, INC.

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Net Income (GAAP Basis)	$8,025	$5,824	$17,469	$15,394
Income Tax Expense	1,063	4,174	8,821	10,357

Pre-Tax Income (GAAP Basis)	$9,088	$9,998	$26,290	$25,751
Adjustments:
NMC Advisory and Transaction Fees	—	—	—	250
Stock-based Compensation	2,232	1,620	5,925	3,876
Recapitalization Retention Expense	157	193	451	602
Amortization of Acquired Intangibles	1,327	1,130	3,162	3,369
Restructuring (Benefit) Charge	(61)	—	991	—

Adjusted Pre-Tax Income	12,743	12,941	36,819	33,848
Less: Adjusted Income Tax Expense	2,503	5,334	12,969	13,547

Non-GAAP Net Income	$10,240	$7,607	$23,850	$20,301

Non-GAAP Earnings Per Share (diluted)	$0.23	$0.19	$0.54	$0.49

Weighted Average Shares	44,154	41,102	44,347	41,054

RECONCILIATION OF GAAP OPERATING INCOME TO NON-GAAP OPERATING INCOME

(in thousands)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Operating Income - GAAP	$11,434	$14,736	$34,341	$39,519
Plus: Stock-based Compensation and Recapitalization Retention Expense	2,389	1,813	6,376	4,478
Plus: Amortization of Acquired Intangibles	1,327	1,130	3,162	3,369
Plus: NMC Advisory and Transaction Fees	—	—	—	250
Plus: Restructuring (Benefit) Charge	(61)	—	991	—

Operating Income - Non-GAAP	$15,089	$17,679	$44,870	$47,616

RECONCILIATION OF GAAP NET INCOME TO ADJUSTED EBITDA

(in thousands)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Net Income (GAAP Basis)	$8,025	$5,824	$17,469	$15,394
NMC Advisory and Transaction Fees	—	—	—	250
Stock-based Compensation	2,232	1,620	5,925	3,876
Recapitalization Retention Expense	157	193	451	602
Depreciation	1,191	977	3,315	2,416
Amortization	1,662	1,514	4,135	4,543
Interest Expense, net	2,286	4,708	7,790	13,773
Income Tax Provision	1,063	4,174	8,821	10,357
Restructuring (Benefit) Charge	(61)	—	991	—

Adjusted EBITDA	$16,555	$19,010	$48,897	$51,211

STOCK-BASED COMPENSATION AND RECAPITALIZATION RETENTION EXPENSES

(in thousands)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Cost of Software License Fees	$1	$—	$3	$2
Cost of Consulting Services	390	365	1,133	833
Cost of Maintenance and Support Services	61	58	(45)	128
Research and Development	520	441	1,440	1,096
Sales and Marketing	490	343	1,356	853
General and Administrative	927	606	2,489	1,566

Total	$2,389	$1,813	$6,376	$4,478

AMORTIZATION OF ACQUIRED INTANGIBLE ASSETS

(in thousands)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Cost of Software License Fees	$307	$429	$992	$1,282
Cost of Consulting Services	20	24	59	40
Cost of Maintenance and Support Services	—	—	—	—
Research and Development	290	—	290	160
Sales and Marketing	692	659	1,766	1,833
General and Administrative	18	18	55	54

Total	$1,327	$1,130	$3,162	$3,369

AMORTIZATION AND DEPRECIATION EXPENSES

(in thousands)

(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Cost of Software License Fees	$646	$816	$1,973	$2,463
Cost of Consulting Services	593	341	1,346	807
Cost of Maintenance and Support Services	274	112	528	263
Research and Development	460	268	980	822
Sales and Marketing	752	830	2,246	2,260
General and Administrative	128	124	377	344

Total	$2,853	$2,491	$7,450	$6,959